© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Barclays Global Financial Services Conference Tim Spence President and Chief Executive Officer September 13, 2023

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 2Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA (where applicable), FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Why Fifth Third Continually investing for long-term outperformance regardless of the environment Through the cycle discipline throughout the bank – liquidity/deposits, credit, rates, expenses, and capital management Focused on consistently generating top quartile profitability among peers Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3

Regulatory changes will require an evolution of bank business models to sustain returns

Fifth Third is well positioned relative to the industry across multiple dimensions…

Focus on operational deposits

#11 largest U.S. bank[1], but **top 5 market share** in 6 Treasury Management product categories[2]

Lower loan-to-deposit ratio



75%
Peer median
82%

Loan-to-deposit ratio (As of 6/30/23)

Structured investment portfolio



(0.5)
Peer median
(0.2)

Change in effective duration[3] 2Q23 vs. 2Q22

Diversified and strong fee businesses



33%
Peer median
29%

Fees as a % of revenue[4] 2Q23 LTM

Strong expense discipline



54.6%
Peer median
57.1%

Efficiency Ratio[4] 2Q23 LTM

More long-term debt

- Proactively issued $1.25BN of holding company senior notes in August 2023

… and has taken additional recent actions throughout the balance sheet

- ✓ De-emphasizing less profitable corporate banking relationships, including unfunded commitments
- ✓ Reduced Auto & Mortgage originations
- ✓ Exited Mortgage Warehouse business
- ✓ Runoff of Dealer Floorplan business
- ✓ Slightly reduced Dividend Finance production

Expect 12/31/23 to represent trough of loan balances given ~3% RWA diet impacts[5]

[1]Rankings consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Based on data provided by survey participants in the 2022 Cash Management Services Survey administered by EY; [3]Excludes peers with limited disclosures; [4]Adjusted basis; refer to Non-GAAP reconciliation starting on page 27 of the 2Q23 earnings release; [5]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q23 earnings release

© Fifth Third Bancorp | All Rights Reserved

4

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% (14%) (12%) (10%) (8%) (6%) (4%) (2%) 0% 2% 4% Managing the balance sheet for long-term outperformance 5 Recent performance highlights franchise strengths Strengthening balance sheet in advance of future regulatory environment by proactively building capital and liquidity 1 Strong revenue profile even in a higher for longer scenario 1 • Best-in-class deposit performance • Year-over-year change in interest-bearing liabilities cost has increased 17 bps less than the peer median, reflecting overall disciplined approach to liability management • Expect to accrete 25+ bps to CET1/quarter until new capital rules are finalized, and consequently, new CET1 target is established • Expect to have ~$15BN in cash and equivalents, and to be compliant with Category I full LCR by 9/30/23 • Anticipate adding additional long- term debt to satisfy proposed bank- level debt shortfall (no Holdco shortfall); expect ~$5-6BN increase to total debt outstanding by 2027, with use of proceeds mitigating most of the impact • Assuming static rates, expect NIM to expand from 4Q23 to 4Q24, reflecting: • Continued cautious outlook for loan growth, however, loan yield improvement primarily driven by fixed-rate product originations; examples: • Current auto origination yields are ~8% compared to ~4% portfolio yield; expect to originate $3-4 BN/year; portfolio has ~2 year WAL • Current Dividend Finance origination yields are 8-9% compared to mid-6% portfolio yield; expect to originate ~$4BN/year; product has 8-9 year WAL • Continued but slower pace of DDA migration Year-over-year total deposit growth Y e a r - o v e r - y e a r t o t a l l o a n g r o w t h Deposit growth with lower loan growth Decline in deposits while growing loans 2Q23 vs. 2Q22 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q23 earnings release

We have grown our high-quality deposit franchise through multi-year investments

Branch network

- Consistent investments in **high-growth, mid-sized metro markets** primarily in the Southeast
- **Added 80+ branches since 2017** (#2 among U.S. banks within footprint)[1]
- **Customer-centric** "NextGen" branch design (>95% of new builds)

#4 in deposit share[2]

#1 excluding banks >$1T

#2 in FITB Midwest MSAs[2]

#6 in FITB Southeast MSAs[2]

Products

- **Momentum checking** with best-in-class features and a continuous improvement philosophy
- Peer leading **Treasury Management** with balance among legacy products, managed services, and embedded payments

Momentum Banking

THE DIGITAL BANKER Digital CX Awards 2022
OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA
WINNER FIFTH THIRD BANK

Treasury management solutions

Managed Services led by Expert AP, Expert AR, and Cash Logistics

newline™ by Fifth Third

Launch of Newline™ to accelerate embedded payments business

Data & Analytics

- Award-winning **geospatial capabilities** leveraged for selecting branch locations
- 75+ **AI/ML models** running proprietary MyDay portal / customer recommendation engine, informing direct marketing campaigns, and other deposit initiatives


Hey, Kimberly! Here is what your day looks like.

Retail Banker MyDay dashboard helping improve productivity ~25%

- Chatbot (Jeanie) leverages natural language understanding and large language models to facilitate ~200K customer interactions per month

Jeanie

6

[1]De novo branch openings opened since 2017; [2]Data sourced from S&P Global Market Intelligence with deposits per branch capped at $250MM per June 2022 FDIC data; Total and Midwest rankings represent in footprint deposit market share and Southeast ranking is based on in footprint locational share

© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved Footprint is well positioned to benefit from the resurgence of domestic manufacturing and infrastructure spending 1 Source: Wall Street Journal, Financial Times, Renewable Energy Laboratory NAATBatt Lithium-Ion Battery Supply Chain database, and https://www.whitehouse.gov/invest/; 2 Reshoring Initiative 2022 Data report; 3 Source: U.S. Bureau of Economic Analysis 7 Poised to extend leadership position US manufacturing jobs announced 2 (in thousands) 7% 10% 11% 11% 14% 16% 17% 18% 19% Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 FITB Manufacturing loans outstanding as a % of C&I loans (as of 2Q23) 6 365 2010 2012 2014 2016 2018 2020 2022 Footprint is uniquely positioned to disproportionately benefit from resurgence of domestic manufacturing including from fiscal stimulus 1 Fifth Third’s footprint represents 27% of the United State’s GDP 3 ; 60% of planned manufacturing projects Planned EV battery & assembly plants Planned large-scale manufacturing projects

Consistent and disciplined expense management while still investing for future outperformance

Disciplined expense management and productive labor force

Low expense growth vs. peers

FY 2019 – 2Q23 LTM reported expense growth CAGR; Excludes banks impacted by bank M&A



1.7%
3.6%
4.3%
5.9%
6.3%
Peer 1
Peer 2
Peer 3
Peer 4

Highly productive labor force

2Q23 LTM Adjusted PPNR per FTE; $ in 000's



$237
$212
$211
$197
$189
$175
$175
$174
$167
$150
$145
$139
$133
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

- Expect lean process automation efforts to continue to generate savings into 2024 and beyond (including end-to-end value stream assessments)

Continuing to invest for future outperformance

Select Examples:

Talent

- Salesforce expansion within Treasury Management, Middle Market, and Wealth & Asset Management
- Several minimum wage hikes since 2017
- Average pay increase[1] well-above inflation since 2019

Capabilities

Retail
- Branch network expansion
- Ongoing Momentum Banking enhancements

Treasury Management acquisitions
- Big Data Healthcare
- Rize / Embedded Payments ('newline by Fifth Third')

Fintech lending platforms
- Dividend & Provide investments

Technology
- Platform modernization

© Fifth Third Bancorp | All Rights Reserved

[1] Based on employees that were with the bank in January 2019 and remain employed today and includes merit & adjustments

8

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 15% 20% 25% 30% 35% 40% Top tier fee contribution that is well balanced and less volatile Stable noninterest income accounts for higher mix of total revenue relative to most peers 10% 5% 8% 14% 24% 19% 19% 2018 +6% $2.3BN $3.0BN 12% 7% 9% 14% 19% 19% 20% 2Q23 LTM Commercial Banking Wealth & Asset Management Service Charges on Deposits Card and Processing Mortgage Banking Leasing business revenue Other Noninterest Income CAGR Noninterest income as a % of total revenue 1 Adjusted noninterest income as a % of total revenue 1 Strong, less volatile, and growing fee revenues reflect long-term strategic focus throughout the bank S t a n d a r d d e v i a t i o n a s a % o f a v e r a g e n o n i n t e r e s t i n c o m e 1 o v e r t h e l a s t 8 q u a r t e r s 1 Adjusted basis; refer to Non-GAAP reconciliation starting on page 27 of the 2Q23 earnings release; Graph on the left excludes the impact of Fifth Third’s tax receivable agreement revenue recognized in 4Q21 & 4Q22 and peers impacted by bank M&A High mix of fees as a % of revenue & low volatility Low mix of fees as a % of revenue & high volatility 9

© Fifth Third Bancorp | All Rights Reserved ✓ Well positioned to navigate the proposed capital and liquidity regulatory changes ✓ Balanced and growing revenue streams with a resilient balance sheet profile ✓ Consistent investments while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to perform well despite the environment Key takeaways 10

© Fifth Third Bancorp | All Rights Reserved 11 Appendix

#6 largest retail bank and growing at 4x the rate of the population in priority Southeast MSAs


Raleigh-Durham
Charlotte
Greenville
Charleston

- Key Southeast MSAs
- Represents a FITB Southeast retail market for 10+ years

Repositioning branch network to gain share in high growth markets

- Midwest ex. Chicago
- Chicago
- Southeast


2Q23
29%
55%
16%
2025E
~35%
~50%
~15%

Expect continued growth in the Carolinas supporting well-positioned key Southeast markets[1]

- **Charlotte, NC:** 45 branches, #5 deposit share
- **Raleigh-Durham, NC "Research Triangle":** 23 branches; expect ~25 branches by YE23
- **Greenville, SC:** 6 branches; expect ~10 branches by YE25
- **Charleston, SC:** Opened 1st branch in July; expect ~10 branches by YE25

#6 in FITB Southeast MSAs - locations

~4x FITB SE household growth over total industry SE household growth[1]

$28BN SE market deposits
~17% of total

$19BN SE market loans
~15% of total

Unemployment rate[2]


3.8%
3.2%

Expected population growth[3]


2.1%
5.7%

- Key Southeast MSAs of Focus
- US Average

[1]See forward-looking statements on page 2 of this presentation; [2]Data as of July 2023 [3]Data sourced from S&P Global Market Intelligence; expected population data is for the 2023-2028 period; US average and Southeast footprint based on weighted average population;

© Fifth Third Bancorp | All Rights Reserved

12

Customer-centric, technology-led product innovation and development

Example Fifth Third Solutions:	Momentum Banking	Treasury Management	Dividend Finance	Provide
Product innovation and development:	• First large bank to offer a fintech-equivalent everyday banking offering (2021) • Expanded Early Pay to include income from gig work, gov't payments, retirement accounts (2Q22) • Ability to receive federal tax refund up to 5 days earlier (4Q22)	• Expert AP, Expert AR, Cash Logistics digitize and automate manual "order-to-cash" and "procure-to-pay" processes for Middle Market clients • Embedded payments (newline) augmented by Rize Money acquisition • Over 1/3 of new TM relationships are TM-led	• Pioneered solar industry financing model • Proprietary digital-first platform • Focused on scaling existing products, adding Tier 1 contractor partners, synergies with Fifth Third home equity capabilities	• Leading practice marketplace referral platform • Expanded to vet services • Added new financing options • ~90% of new relationships have deposits, TM, or both
Market leadership:	• ~1.2 million Momentum HHs	• **Top 5** market share in 6 Treasury Management product categories[1]	• **#3** residential solar national market share	• **#2** practice finance national market share

THE DIGITAL BANKER **Digital CX** Awards 2022

OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA

WINNER FIFTH THIRD BANK

Fifth Third Momentum Banking

2022 BAI Global Innovation Awards Finalist

(1 of 3 traditional US banks)

FAST COMPANY

Provide named One of the World's Most Innovative Companies by Fast Company

13

© Fifth Third Bancorp | All Rights Reserved

[1]Based on data provided by survey participants in the 2022 Cash Management Services Survey administered by EY

Commercial deposit franchise led by peer-leading treasury management business

Peer-leading Treasury Management revenue performance

Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total adjusted revenue; 2Q23 LTM[1]


4.8%
Peer 1 4.5%
Peer 2 4.5%
Peer 3 4.2%
Peer 4 3.8%
Peer 5 2.4%
Peer 6 2.4%
Peer 7 2.4%
Peer 8 2.4%
Peer 9 2.4%
Peer 10 2.0%
Peer 11 2.0%
Peer 12 1.4%

Top 10 Ranking in 2022 EY Cash Management Survey[4]

- **#2** of 38 in Coin and currency revenue
- **#2** of 33 in Retail lockbox remittances
- **#4** of 43 in Total check clearing
- **#3** of 45 in Total ACH originations
- **#5** of 35 in Account reconciliations
- **#4** of 39 in Wholesale lockbox remittances
- **#8** of 30 in Controlled disbursement
- **#6** of 30 in Purchasing cards
- **#10** of 33 in Demand deposit accounts

Commercial deposit franchise highlights

- 88% of commercial balances represented by relationships that utilize Treasury Management services (including 73% of uninsured)
- Balanced-weighted relationship age of 24 years; median relationship deposit balance of $375K
- 26% FDIC insured[2]
- Gross Treasury Management revenue has grown 7% annually over past 3 years[3]
- **Launched Newline™** to accelerate embedded payments capabilities which will add to commercial **deposit growth**

newline™ by Fifth Third

Expect balanced future state TM business revenue contributions[5]

Led by Expert AP, Expert AR, and Cash Logistics

- *Digitize and automate manual "order-to-cash" and "procure-to-pay" processes for clients*
- *Expect mid-to-high single digits annual growth, reflecting acquisition of BD Healthcare*

BIG DATA HEALTHCARE


Managed Services
Embedded Payments
Legacy TM

Expect legacy TM growth to be consistent with nominal GDP

Launch of Newline™ to accelerate embedded payments business

- *Expect growth to accelerate in 2024 and beyond, reflecting acquisition of Rize Money*

RIZE

14

© Fifth Third Bancorp | All Rights Reserved

[1]Source: Company filings; [2]Insured by FDIC product type; [3]Reflects growth from 2Q20 to 2Q23; [4]Source: Rankings are based on data provided by survey participants in the 2022 Cash Management Services Survey administered by EY; [5]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Rize acquisition accelerates long standing embedded payments capabilities

Combining over a decade of embedded payments expertise with acquisition of Rize Money to form Newline™ by Fifth Third

2009 Post FTPS (Vantiv) spinoff	2019 Post MB Financial acquisition	2022
Originating depository financial institution ACH / Wire processing		Deposit Account Solutions
		RTP
Acquirer BIN (bank identification number) sponsorship	Issuing BIN sponsorship	Credit Card BIN sponsorship

RIZE



Rize Money acquisition (2023)

newline™ by Fifth Third

- Modern, innovative, and highly-scalable embedded payments product platform
- Large scale suite of payment types (debit, credit, ACH, RTP, wire, FedNow, etc.)
- Allows clients to customize 20 APIs with functionality for 70+ product features
- Differentiated capabilities with a focus on AML/BSA compliance; not just BaaS

Launch of Newline™ (2023) to deliver innovative solutions and further accelerate growth of new quality relationships

Client list includes a broad range of category leaders

Payroll

ADP

Largest domestic payroll provider

Relationship with leading SMB human capital management firm

Consumer Payments

blackbaud

mazooma

Issuing relationship with one of the top 3 core providers in the US

Business Payments

BREX

payroc *Relationship with leading small business payment provider*

Merchant acquiring

Primary relationship with top 3 domestic provider and 2 of top 4 non-bank acquirers

Embedded payments at-a-glance[1]:

- **Expect FY23 deposit growth of ~40% (expect 4Q23 balances of ~$2B)**

Total Fee Revenue


+20% CAGR
2019
2023E

15

© Fifth Third Bancorp | All Rights Reserved

[1]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Capital Markets business overview

Growing fees across the Capital Markets business

$ in millions



Financial Risk Management (FRM)
Institutional Sales & Trading
Debt Capital Markets (DCM)
Strategic Advisory & Investment Banking (incl. M&A)
9% CAGR
~$220
~$410
26% CAGR
8% CAGR
6% CAGR
7% CAGR
FY15
2Q23 LTM

Strong debt Capital Markets growth relative to peers

Credit Allocation per Bloomberg league tables

	2Q17		2Q23
Investment Grade	#53 *6th among peers*	+21	#32 *4th among peers*
High-yield	#30 *4th among peers*	+10	#20 *2nd among peers*
Loan Syndications	#26 *6th among peers*	+8	#18 *5th among peers*

Expanding Capital Markets capabilities to create value for our clients, focusing on the middle market segment

16

© Fifth Third Bancorp | All Rights Reserved

Wealth & Asset Management overview

Diverse business mix with sizable scale relative to peers

Revenue contribution



Custody
1%
Other
Investment Mgmt.
6%
6%
Specialty
6%
$289MM
6/30/23 YTD
49%
Asset Mgmt.
32%
Retail Brokerage

Deposit mix[1]



Consumer
Commercial
48%
$10.5BN
As of 6/30/23
52%

AUM[2]

$ in BNs; As of 6/30/23



Peer 1 $148
Peer 2 $119
Peer 3 $72
$48
Peer 4 $48
Peer 5 $47
Peer 6 $36
Peer 7 $23
Peer 8 $20
Peer 9 $18
Peer 10 $15
Peer 11 $8
Peer 12 $3

AUC[2]

$ in BNs; As of 6/30/23



Peer 1 $4,422
$510
Peer 2 $333
Peer 3 $228
Peer 4 $179
Peer 5 $157
Peer 6 $142
Peer 7 $122
Peer 8 $119
Peer 9 $96
Peer 10 $48
Peer 11 $25
Peer 12 $6

8% CAGR since 4Q20 compared to peer median of 4%

Consistent growth over the past X years

W&AM revenue; $ in millions



6% CAGR
$419
$444
$487
$520
$586
$570
$583
FY17
FY18
FY19
FY20
FY21
FY22
2Q23 Ann.

Select initiatives

- **Fifth Third Wealth Advisors**
  - Independent RIA Launched in 2023; expect to generate ~$1BN in AUM by YE23
- **Business Transition Advisory Team**
  - Dedicated to preparing business owners financially and personal for business transition
  - Launched in 2021; >$1BN in gross proceeds since inception

Awarding winning Private Bank



BEST PRIVATE BANK AWARD 2023
GLOBAL FINANCE

4th consecutive year



Global Private Banking
INNOVATION AWARDS 2022
BEST PRIVATE BANK FOR HNW CLIENTS
WINNER
FIFTH THIRD BANK



Global Private Banking
INNOVATION AWARDS 2022
BEST PRIVATE BANK FOR CLIENT EXPERIENCE
HIGHLY ACCLAIMED
FIFTH THIRD BANK

© Fifth Third Bancorp | All Rights Reserved

Note: Total may not foot due to rounding; [1]Excludes Jumbo CDs; [2]Source: Regulatory filings

17

© Fifth Third Bancorp | All Rights Reserved 0.50% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 2Q23 0.29% 0% 2% 4% 6% 8% 1Q04 1Q08 4Q12 1Q20 2Q23 0.52% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 2Q23 0.16% 0% 4% 8% 12% 1Q04 1Q08 4Q12 1Q20 2Q23 Significantly improved credit profile Non-Performing Loans 1 Total Net Charge-Offs 2 Consumer Net Charge-Offs 2 Commercial Net Charge-Offs 2 • Centralized credit underwriting, with strict industry and geography concentration limits • Exited certain CRE segments and have maintained lowest CRE concentration among peers • Improved client selection discipline around borrowers with demonstrated character, experience and access to capital • Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support • Established a special assets group to manage higher risk assets • Exited $5BN in commercial loans given through- the-cycle risk/return requirements • Halted national indirect commercial lease originations (~$2BN) • Exited commodity trader lending • Sold residential mortgage TDR portfolio • Changed credit card strategy, focusing on in- footprint prime and super prime transactors • Not currently pursuing non-owner occupied office CRE originations 1 Source: S&P Global Market Intelligence; 2 Source: Company filings Select actions taken since the financial crisis: Pre-crisis average: 0.48% Financial crisis average: 2.30% Pre-pandemic average: 0.44% Pre-crisis average: 0.48% Financial crisis average: 2.62% Pre-pandemic average: 0.65% Pre-crisis average: 0.38% Financial crisis average: 2.41% Pre-pandemic average: 0.33% Pre-crisis average: 0.60% Financial crisis average: 2.21% Pre-pandemic average: 0.62% 18

Conservative consumer loan portfolio highly concentrated in super prime borrowers and homeowners

Positive selection characteristics

Prime and Super Prime Focus

Total Consumer portfolio FICO score at origination



2%
17%
16%
64%
750+
720-749
660-719
<660

Additional information:

- Total consumer WA FICO at origination of 765
- ~80% of Consumer portfolio has a 720+ FICO
- Minimized impact of stimulus-related FICO score warping (0 to 20 points; average 5) by underwriting to trended scores, using internal models, and tightening underwriting standards

Homeowners

Total Consumer portfolio as of 2Q23



~15%
~85%
Homeowners
Renters

- ~85% of total consumer portfolio balances represented by homeowners (U.S. homeownership rate of ~66%)
- Fifth Third mortgage portfolio yield of 3.4% compared to current rates of 7%+
- ~75% of Auto and Card balances represented by homeowners
- Thesis: consumers who largely locked in historically low fixed-rate mortgage payments will be better able to offset inflationary pressures

19

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1] July 2023 vs. July 2020

Disciplined client selection and well-diversified commercial portfolio to achieve strong credit results through the cycle

Disciplined client selection throughout commercial

- Underwriting standards have been tightened since early 2020 with fewer exceptions; **90% of total commercial portfolio has been underwritten** (or re-underwritten) **since Jan 2020**
    - Credits stressed on a +200 bps rate scenario vs. the forward curve (was +100 bps in 2021)
- Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support
- <20% of the total CRE portfolio matures within the next 12 months (as of 6/30)
- Criticized asset ratio stable over past several quarters

Well diversified commercial portfolio

Commercial portfolio balances by NAICS code; As of 6/30/23



$76BN
16%
14%
13%
8%
7%
7%
6%
6%
5%
4%
4%
10%
Real Estate
Manufacturing
Financial Services & Insurance
Business Services
Health Care
Wholesale Trade
Retail Trade
Accommodation & Food
Communication & Information
Mining
Construction
Other

20

© Fifth Third Bancorp | All Rights Reserved

Note: Totals may not foot due to rounding[1] Source: Regulatory filings

© Fifth Third Bancorp | All Rights Reserved 14.8% 13.8% 13.7% 8.7% 8.0% 7.5% 7.2% 6.1% 5.4% 5.1% 4.8% 4.5% 3.0% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x 6.0% 4.9% 4.9% 4.5% 4.5% 3.4% 3.2% 3.2% 2.7% 2.5% 2.2% 1.6% 0.9% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x 5.0% 4.2% 4.0% 4.0% 3.9% 2.7% 2.0% 1.8% 1.6% 1.6% 1.3% 1.0% 0.8% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Lowest CRE concentration relative to peers 40.8% 35.7% 32.7% 31.1% 23.8% 21.4% 16.4% 16.3% 16.1% 15.2% 14.2% 13.5% 13.1% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 FITB CRE as a % of total loans 1 Multifamily as a % of total loans 1 Office CRE as a percentage of total loans 2 1 Source: Regulatory filings; Other CRE defined as nonfarm, nonresidential property loans where the primary source of repayment is derived from rental income associated with the property or the proceeds of the sale, refinancing, or permanent financing of the property; 2 Source: Company filings Other CRE as a % of total loans 1 21

© Fifth Third Bancorp | All Rights Reserved 59% 80% 82% 89% 95% 98% 107% 110% 130% 136% 154% 201% 208% X Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Banks <$100BN Among the lowest in the industry with respect to the Interagency CRE concentration risk management metrics CRE as a % of Tier 1 capital + ALLL 1 1 Source: Y-9C filings; CRE defined as a total of the following captions: 1) Construction, Land Development & Other Land Loans, 2) Multifamily loans, 3) Loans secured by other properties, and 4) Unsecured loans: Commercial real estate 22 Three Year CRE growth 6/30/23 vs. 6/30/20; Excluding peers impacted by bank M&A (5%) (3%) 13% 17% 24% 50% Peer 1 X Peer 2 Peer 3 Peer 4 Banks <$100BN Lower than multiple GSIBs Lower than all GSIBs

© Fifth Third Bancorp | All Rights Reserved 23 Office represents 1.3% of total loans Office CRE portfolio stats $ billions $ balance % of total loans Multifamily $3.1 2.5% Office 1.6 1.3 Hospitality 1.5 1.2 Retail 1.2 1.0 Industrial 1.1 0.9 Other 2.0 1.6 Total non-owner occupied CRE $10.5 8.5% As of 6/30/23; CRE is non-owner occupied Limited office CRE exposure with strong credit quality Office 1.3% Other CRE 7.2% Average loan commitment $9.7 million NCOs / average loans (LTM) (0.01)% Delinquencies / loans 0.01% NPL / loans 0.2% Criticized loans / loans 7.2% As of 2Q23; Non-owner occupied Total Bancorp loans $123BN • Office CRE of $1.6B represents 1.3% of total loans • LTV range of 55 – 60% at origination; focus on disciplined regional and national clients with longstanding relationships • Average commit of $9.7MM; conservative underwriting limiting amount of credit extended • Currently not pursuing new Office CRE originations Additional non-owner occupied office CRE metrics

Strong liquidity and capital position

Liquidity position

$ in billions

Liquidity Sources	3/31/23	6/30/23	8/31/23
Fed Reserves	~$9	~$11	~$14
Unpledged Investment Securities	~$31	~$28	~$28
Available FHLB Borrowing Capacity	~$8	~$10	~$10
Current Fed Discount Window Availability	~$44	~$43	~$41
Available BTFP Capacity	~$7	~$9	~$9
Total	**~$100**	**~$100**	**~$102**

- 2Q23 Loan-to-core deposit ratio of 77%
- $5.1 billion in Holding Company cash as of 6/30/23, sufficient to satisfy all fixed obligations for ~24 months
- For several years, we have performed:
  - Daily LCR calculations
  - Monthly liquidity stress tests, including two FITB-specific scenarios over and above regulatory requirements
  - Monthly 2052a complex liquidity monitoring reporting

Capital position

Common equity tier 1 ratio



9.28%
~33 bps
(~13 bps)
(~1 bp)
~2 bps
9.49%
1Q23
Net income to common
Common dividends
RWA
Other
2Q23

Projected AOCI accretion[1]

$ in billions; AOCI as of 6/30/23 securities and swap portfolios, after-tax[2]



$(5.2)
$1.9
$(3.3)
~36% capital accretion
$2.6
$(2.6)
~50% capital accretion
06/30/23
12/31/2024E
12/31/2025E

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27 - 28 of the 2Q23 earnings release; [2]Analysis based on 6/30/2023 portfolio utilizing the implied forward curve as of 7/3/2023

24

Investment portfolio composition as of 6/30/23

Total securities portfolio

AFS portfolio; amortized cost basis; as of 6/30/23



All Other
38%
Total securities portfolio
$55BN
~29% of interest earning assets
Agency CMBS
53%
Non-Agency
CMBS
9%

CMBS portfolio is AAA-rated

Agency CMBS

- $29BN portfolio
- ~86% in Fannie/Freddie deals risk weighted at 20% and remaining ~14% are GNMA and risk weighted at 0%
- Same financial backing as a standard GSE residential MBS deal; unconditional government guarantee for GNMA and implicit government guarantee for Fannie and Freddie

Non-agency CMBS

- $5BN portfolio
- All positions are super-senior AAA rated with 38% credit enhancements
- Securities are 20% risk-weighted and are pledgeable to the FHLB
- Underlying loans in our structures have a WA LTV of ~60%
- Our credit risk team analyzes transactions at the underlying property-level, similar to what we do for all our CRE loan commitments
    - Leverage analytical tools with over 40+ years of historical data to stress the securities at an individual property level on a recurring basis, including significant market distress in real estate valuations.

25

© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved Cash flow hedges ($3BN @ 2.25% 1- month LIBOR strike) 2 Floors and receive-fixed swaps continue to protect NIM 1 EOP notional value of cash flow hedges ($ in billions) Actual Note: Above graph excludes CME short-dated swaps; 1 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; 2 Effective July 1, 2023 the rate index transitioned from 1-month LIBOR to compound SOFR + 11.448 bps; 3 Forward starting swaps are receive fixed / pay compound SOFR + 11.448 bps; 4 Existing swaps transition from receive fixed / pay 1- month LIBOR to receive fixed / pay compound SOFR + 11.448 bps on their next post-LIBOR cessation resets; 5 $3BN floors mature on 12/16/2024. Swap protection extends through 2031 ~$125MM uplift in 2025 vs. 2023 regardless of rate environment 26 Floors Forward starting receive- fixed swaps 3 Existing receive-fixed swaps 4 weighted average receive fixed rate (swaps only) 2.37% 2.37% 3.32%2.34% 2.34%2.34% 2.35% 2.50% 3.17% 3.19% 3.27% 3.29% 3.44% 5

Balance sheet positioning as of 6/30/23

Commercial loans[1,2,3]

$25.2BN fixed [3] | $51.2BN variable [1,2]

- 1M based: 44% [7,12]
- 3M based: 7% [7,12]
- Prime & O/N based: 15% [7,12]
- Other based: 2% [7,10,12]
- Weighted avg. life: 1.9 years [1,3]



4%
7%
15%
74%

C&I	28% Fix | 72% Variable
Coml. mortgage	43% Fix | 57% Variable
Coml. construction	27% Fix | 73% Variable
Coml. lease	100% Fix | 0% Variable

Consumer loans[1]

$38.3BN fixed | $7.2BN variable [1]

- 1M based: 1% [8,12]
- 12M based: 1% [8,12]
- Prime: 11% [8]
- Other based: 2% [8,12,13]
- Weighted avg. life: 3.9 years[1]



4%
14%
9%
35%
38%

Auto/Indirect	100% Fix | 0% Variable
Resi mtg.& construction	91% Fix | 9% Variable
Home equity	8% Fix | 92% Variable
Other	83% Fix | 17% Variable
Credit card	41% Fix | 59% Variable

Investment portfolio

- 64% allocation to bullet/ locked-out cash flow securities
- AFS yield: 3.04% [5]
- Effective duration of 5.17[6]
- Net unrealized pre-tax loss: $6.1BN
- 98% AFS[11]



21%
23%
56%

Level 1	56% Fix | 4% Variable
Level 2A	100% Fix | 1% Variable
Non-HQLA/ Other	85% Fix | 15%Variable

Includes $5BN non-agency CMBS (All super-senior, AAA-rated securities; 57.8% WA LTV, ~38% WA credit enhancement)

Long-term debt[4]

$6.4BN fixed | $5.9BN variable[4]

- 1M based: 0%[9]
- 3M based: 0%[9]
- SOFR based: 47%
- Weighted avg. life: 4.5 years



1% 2%
20%
77%

Senior debt	46% Fix | 54% Variable
Sub debt	70% Fix | 30% Variable
Auto securiz. proceeds	100% Fix | 0% Variable
Other	86% Fix | 14% Variable

- The information above incorporates the impact of $12BN in active cash flow hedges ($8BN in C&I receive-fixed swaps and $4BN in CRE receive-fixed swaps) and ~$6BN fair value hedges associated with long-term debt (receive-fixed swaps).
- The impacts of PPP loans (given the expected temporary nature) are excluded

Note: Data as of 6/30/2023. [1]Excludes HFS Loans & Leases; [2]Fifth Third had $12BN of commercial variable loans classified as fixed given the impacts of $8BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; Excludes$3BN in out-of-the-money floors with a 2.25% 1ML strike currently on the balance sheet; [3]Excludes ~$0.03BN in Small Business Administration Paycheck Protection Program (PPP) loans; [4]Fifth Third had $5.95BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; [5]Yield of the 2Q23 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; [6]Effective duration taxable and non-taxable available for sale portfolio; [7]As a percent of total commercial, excluding PPP loans; [8]As a percent of total consumer; [9]As a percent of par; [10]Includes 12M term, 6M term, and Fed Funds based loans; [11]Excludes equity securities; [12]Term points include SOFR, BSBY, AMERIBOR, Treasuries & FX curves; [13]Includes overnight term, 3M term, 6M term, 12M term and Fed Funds

© Fifth Third Bancorp | All Rights Reserved

27

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 0.19% 0.17% 0.16% 30-89 Delinquencies 0.16% 0.17% 0.16% 90+ Delinquencies 0.01% 0.02% 0.03% Nonperforming Loans 2 0.43% 0.43% 0.45% 28 Portfolio loans and leases $ in billions Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 4.2% 1.9% 1.4% 0.8% 0.4% 2.9% 1.0% 0.8% 1.1% (1.1%) Period-endAverage

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 0.24% 0.21% 0.22% 30-89 Delinquencies 0.19% 0.17% 0.13% 90+ Delinquencies 0.01% 0.03% 0.01% Nonperforming Loans 2 0.48% 0.49% 0.57% 29 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview 5.5% 2.1% 1.8% 0.9% —% 4.1% 0.6% 1.4% 0.9% (1.4%) Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 Total commercial portfolio line utilization

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 0.07% 0.04% 0.00% 30-89 Delinquencies 0.07% 0.04% 0.17% 90+ Delinquencies 0.00% 0.00% 0.12% Nonperforming Loans 2 0.30% 0.29% 0.13% Commercial real estate overview CRE Mortgage Balance by occupancy CRE Construction Balance by property type Portfolio loans Key statistics Period-end QoQ change Average QoQ change $ in billions (0.1%) 2.6% (0.4%) 2.0% 0.1% 1.1% 1.5% 0.8% 1.1% 1.7% Multifamily Other Retail Hospitality Office Industrial Home Builder Non-Owner Occupied Owner Occupied Multifamily 20% Office 20% Hospitality 19% Retail 18% Industrial 6% Other 17% Non-owner occupied property type mix 30 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 0.24% 0.42% 0.50% 30-89 Delinquencies 0.40% 0.44% 0.48% 90+ Delinquencies 0.07% 0.06% 0.05% Nonperforming Loans 2 0.50% 0.57% 0.62% Weighted average FICO at origination 3 765 765 765 Weighted average LTV at origination 78% 78% 78% Total consumer portfolio overview 31 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 3.0% 1.3% 1.5% 1.9% 0.5% 2.0% 1.0% 2.0% 1.2% (0.2%) 750+720-749<660 660-719 2% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage & home equity oans, nd ~$80 mi lion of credit loans on book primarily ~15+ years

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 (0.02%) 0.00% 0.00% 30-89 Delinquencies 0.09% 0.10% 0.11% 90+ Delinquencies 0.05% 0.05% 0.04% Nonperforming Loans 2 0.60% 0.73% 0.78% Weighted average FICO at origination 3 765 764 764 Weighted average LTV at origination 71% 71% 71% Residential Mortgage overview 32 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 5.2% 1.5% (0.2%) — (0.4%) 2.5% 0.2% 0.2% (0.1%) (0.6%) 750+720-749<660 660-719 4% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 (0.06%) (0.04%) 0.06% 30-89 Delinquencies 0.56% 0.58% 0.61% 90+ Delinquencies 0.05% 0.03% 0.03% Nonperforming Loans 2 1.84% 1.72% 1.56% Weighted average FICO at origination 3 765 767 767 Weighted average LTV at origination 68% 67% 67% Home equity overview 33 Portfolio FICO score at origination 3 $ in billions Portfolio balances Key statistics Period-end QoQ change Average QoQ change (2.8%) 1.6% 1.7% (0.5%) (1.7%) (0.3%) 2.4% 1.0% (2.0%) (1.2%) 750+720-749<660 660-719 2% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired home equity loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 0.13% 0.34% 0.38% 30-89 Delinquencies 0.59% 0.67% 0.76% 90+ Delinquencies 0.05% 0.00% 0.00% Nonperforming Loans 2 0.11% 0.16% 0.14% Indirect secured consumer overview 34 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1% 0.6% (2.8%) (1.3%) 0.4% (1.9%) (2.3%) (2.2%) (0.6%) (0.4%) (2.3%) 750+720-749<660 660-719 Period-endAverage Weighted average FICO at origination 3 767 767 768 Weighted average LTV at origination 88% 88% 88% 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q22 1Q23 2Q23 NCO ratio 1 3.26% 3.43% 3.61% 30-89 Delinquencies 0.96% 1.02% 1.10% 90+ Delinquencies 0.74% 1.02% 0.94% Nonperforming Loans 2 1.30% 1.65% 1.65% Credit card overview 35 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 0.8% 3.1% 2.2% (0.8%) 0.2% 4.3% 0.4% 5.9% (6.0%) 3.2% Weighted average FICO at origination 3 742 743 742 4% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ yea s

Sustainability priorities and metrics

Addressing climate change	Promoting inclusion and diversity	Keeping the customer at the center	Demonstrating our commitment to employees	Strengthening our communities
~$33.6BN in sustainable financing towards $100BN goal[1]	**$3.2BN in lending, investments, financial accessibility and philanthropy towards $2.8BN AREEI initiative**[1,2]	**12MM** customer outreach calls, continuing our heightened connection to the customer	**$20/hour minimum wage** with over 40% of workforce receiving mid-year compensation increase	**$168MM in lending, investments, and philanthropy towards Empowering Black Futures Neighborhood Investment Program**[3]
303 due diligence reviews for sensitive sectors in compliance with E&S Risk Management Framework[4]	**44%** board diversity[5]	**3% YoY** consumer household growth compared to 2Q22	**Up to 7%** 401(k) employer contribution with **80%** participation	**$1.4BN** provided in community development lending and investment in 2022
50% reduction in Scope 1 and 2 GHG emissions since 2014	**58%** women; **29%** persons of color in workforce[1]	Low reliance on punitive consumer fees, with **$13MM in NSF fees eliminated and $39MM in overdraft fees avoided** with Extra Time®	**~776K** hours of training (40 hours average / FTE)	**~$39MM** in charitable donations to support communities
100% renewable energy purchased since 2019	**>99% pay equity** for women and minorities	**$27BN deposited up to 2 days early with Early Pay®**	Decrease in overall turnover from 21.2% in 2021, to 21.0% in 2022	**~117K** hours of community service
Achieved carbon neutrality in our operations since 2020[6]	**$120MM** Tier 1 diverse supplier spend, 11% of net addressable spend	**$26MM** in consumer cash back rewards with 5/3 Cash/Back cards	**Flexible PTO policy** including volunteer paid time away for full-time (8 hours) and part-time (4 hours) employees	"Outstanding" rating on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of the Currency
$500MM inaugural Green Bond issued in October 2021[7]	>1K members in employee Sustainability Business Resource Group as of August 2023			

Fifth Third is committed to supporting customers, communities and employees

Data is fiscal year 2022, unless otherwise noted; [1] Data is through 6/30/2023; [2] Three-year $2.8BN commitment to Accelerate Racial Equity, Equality and Inclusion initiative timeframe is from 1/1/21 – 12/31/23; [3] Three-year $180MM Empowering Black Futures Neighborhood Investment Program is from 6/1/21 – 6/30/23; [4] 9/23/2020 - 6/30/2022. The Environmental and Social Risk Management Framework (previously Environmental and Social Policy) can be found at ir.53.com/esg/environment; [5] Data is as of 8/29/23, in terms of ethnicity or gender; [6] For Scope 1, Scope 2 and business travel under Scope 3 emissions; [7] Sustainable Bond Report can be found at ir.53.com/esg/Sustainable-Bonds.

© Fifth Third Bancorp | All Rights Reserved

36

A recognized leader in sustainability among peers

Actions Demonstrating Leadership

Published 2022 Sustainability report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to sustainability priorities
Sustainability & Stewardship Assessment modifier in 2023 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which includes the Bank's climate strategy and sustainable finance initiatives

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$500,000 donated for hurricane relief in Florida
Through Fifth Third Foundation in addition to other assistance programs

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

"OUTSTANDING" — Received highest overall rating possible on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of Currency, including each of the three tests: Lending, Investment, Service.

2023 World's Most Ethical Companies® — Ethisphere 4-Time Honoree

FTSE4Good

Bloomberg Gender-Equality Index 2022

America's Most Responsible Companies 2022 — Newsweek, statista

The Best Employers for Diversity — Forbes 2022, Powered by Statista

America's Most JUST Companies — JUST Business is Better Business. Proud to be one of America's Most JUST Companies

Fortune America's Most Innovative Companies 2023 — statista

Top Workplace in Financial Services
Recognized by Energage in 2022

Bank On
For Express Banking account

Human Rights Campaign
Perfect 100% Score
Human Rights Campaign Corporate Equity index for seventh consecutive year

MSCI	S&P Global	ESG Risk Rating²	CSRHub	SSGA	Refinitiv
ESG Rating	ESG Score		ESG Ranking	R-Factor Score	ESG Combined Score
January 2023	*Corporate Sustainability Assessment*	*January 2023*	*August 2023*	*January 2023*	*January 2023*
A	88th percentile	Low Risk	90th percentile	Outperformer	A- (79/100)
Upgraded 3 notches	*Top among peers¹*	*Top quartile among peers¹*	*Top quartile among peers¹*	*Top 10-30% among Commercial Banks*	*Top quartile among peers¹*

[1] Peer Group comprises of Fifth Third's board approved peers; [2] From leading third party ESG data provider.

© Fifth Third Bancorp | All Rights Reserved

37